UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2012

EASTMAN CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-12626	62-1539359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive Kingsport, TN		37662
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (423) 229-2000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 5, 2012, Eastman Chemical Company (the “Company”) issued and sold $1,000,000,00 aggregate principal amount of 2.4% Notes due 2017 (the “2017 Notes”), $900,000,000 aggregate principal amount of 3.6% Notes due 2022 (the “2022 Notes”) and $500,000,0000 aggregate principal amount of 4.8% Notes due 2042 (the “2042 Notes” and, together with the 2017 Notes and the 2022 Notes, the “Notes”) pursuant to the Underwriting Agreement (as defined below) and the Company’s Registration Statement on Form S-3 (Registration No. 333-181549) filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”) on May 18, 2012 (the “Registration Statement”), and the prospectus supplement and issuer free writing prospectus, filed with the SEC on May 30, 2012 and May 31, 2012, respectively. The Notes were issued under an indenture, dated June 5, 2012 (the “Indenture”), by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

The Notes are unsecured, unsubordinated general obligations of the Company. Interest is payable semi-annually on June 1 and December 1 of each year, beginning on December 1, 2012, in the case of the 2017 Notes, on February 15 and August 15 of each year, beginning on February 15, 2013, in the case of the 2022 Notes, and on March 1 and September 1 of each year, beginning on March 1, 2013, in the case of the 2042 Notes, to the persons in whose names the Notes are registered in the security register at the close of business on the May 15 or November 15 preceding the relevant interest payment date, in the case of the 2017 Notes, on the February 1 or August 1 preceding the relevant interest payment date, in the case of the 2022 Notes, and on the February 15 or August 15 preceding the relevant interest payment date, in the case of the 2042 Notes, except that interest payable at maturity shall be paid to the same persons to whom principal of the Notes is payable.

The Company may redeem the Notes, in whole or in part, in the case of the 2017 Notes, at any time prior to June 1, 2017, in the case of the 2022 Notes, at any time prior to May 15, 2022 and, in the case of the 2042 Notes, at any time prior to March 1, 2042, at a redemption price equal to the sum of the principal being redeemed, plus a “make-whole” premium specified in the Notes and accrued and unpaid interest to the redemption date.

The 2022 Notes are redeemable on or after May 15, 2022 (three months prior to the maturity date) at a redemption price equal to 100% of the principal amount of the 2022 Notes being redeemed plus accrued and unpaid interest to the redemption date. The 2042 Notes are redeemable on or after March 1, 2042 (six months prior to the maturity date) at a redemption price equal to 100% of the principal amount of the 2042 Notes being redeemed plus accrued and unpaid interest to the redemption date.

If the Company is unable to complete its previously disclosed merger (the “Merger”) with Solutia Inc., pursuant to the Agreement and Plan of Merger, dated January 26, 2012, among the Company, Eagle Merger Sub Corporation, a subsidiary of the Company and Solutia Inc., by October 31, 2012, the Company will redeem all of the Notes at a redemption price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest to the date of redemption.

The Indenture contains covenants that, among other things, restrict the ability of the Company to incur certain secured indebtedness, enter into sale and leaseback transactions and consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries on a consolidated basis. These covenants are subject to a number of important exceptions and qualifications. In addition, upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), the holders of the Notes will have the right to cause the Company to repurchase all or a portion of the Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest to the date of repurchase.

The Indenture also contains customary provisions for events of default including for failure to pay principal or interest when due, failure to perform covenants in the Indenture and failure to cure or obtain a waiver of such default upon notice, and certain events of bankruptcy, insolvency or reorganization. Subject to certain exceptions and conditions as set forth in the Indenture, in the case of an event of default, the principal amount of the Notes plus accrued and unpaid interest may be accelerated.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Indenture, a copy of which is filed as Exhibit 4.1 hereto, and the Notes, the forms of which are filed as Exhibits 4.2, 4.3 and 4.4 hereto, all of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained under Item 1.01 above is incorporated herein by reference.

Item 8.01 Other Events

On May 29, 2012, the Company entered into an underwriting agreement (the “Underwriting Agreement”), with Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of several underwriters named therein (collectively, the “Underwriters”), with respect to the issuance and sale of the Notes.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the respective Underwriters against certain liabilities arising out of or in connection with sale of the Notes and for customary contribution provisions in respect of those liabilities.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

The Company intends to use the net proceeds from the sale of the Notes to pay a portion of the Merger consideration. Pending the application of the net proceeds, the Company will invest the net proceeds in short-term investments.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Actual results could differ materially from expectations expressed in the forward-looking statements if one or more of the underlying assumptions or expectations prove to be inaccurate or are unrealized. Certain important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, those set forth under “Part I. Financial Information–Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations–Forward-Looking Statements and Risk Factors” contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012, and any risk factors included or described in the Company’s other periodic reports, and in other information that the Company files with the SEC from time to time.

Additional Information and Where to Find It

The Company has filed with the SEC a registration statement on Form S-4 (Registration No. 333-179975), including a proxy statement of Solutia and a prospectus of the Company, relating to the Company’s proposed acquisition of Solutia. Prospective investors should read the proxy statement/prospectus the Company has filed with the SEC for more complete information about the Company and the Merger. The Company also files annual, quarterly, and current reports, proxy statements and other information with the SEC. We urge you to read these documents and any other relevant documents when available because they contain (and will contain) important information about the Company and the Merger. You may get these documents for free by searching the SEC online database (EDGAR) on the SEC’s website at http://www.sec.gov. You may also access the Company’s SEC filings and obtain other information about the Company through its website, http://www.eastman.com, by clicking on the “Investors” link and then clicking on the “SEC Information” link, and may request these documents from the Company by calling (423) 229-4647 or by writing the Company at Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662, Attention: Investor Relations.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

1.1	Underwriting Agreement, dated May 29, 2012, by and among the Company and Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of several underwriters named therein

4.1	Indenture, dated June 5, 2012, by and between the Company and Wells Fargo Bank, National Association, as trustee

4.2	Form of 2.4% Note due 2017

4.3	Form of 3.6% Note due 2022

4.4	Form of 4.8% Note due 2042

5.1	Opinion of Jones Day regarding the validity of the Notes

23.1	Consent of Jones Day (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN CHEMICAL COMPANY

Date: June 5, 2012	By:	/s/ Mary D. Hall
	Name:	Mary D. Hall
	Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit

1.1	Underwriting Agreement, dated May 29, 2012, by and among the Company and Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of several underwriters named therein

4.1	Indenture, dated June 5, 2012, by and between the Company and Wells Fargo Bank, National Association, as trustee

4.2	Form of 2.4% Note due 2017

4.3	Form of 3.6% Note due 2022

4.4	Form of 4.8% Note due 2042

5.1	Opinion of Jones Day regarding the validity of the Notes

23.1	Consent of Jones Day (contained in Exhibit 5.1)